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                                                              Exhibit 99.906CERT

         CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Elyce D. Dilworth, Chief Executive Officer & Chief Financial Officer of Van Wagoner Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 8, 2005                              /s/ Elyce D. Dilworth
     ----------------                   ----------------------------------
                                        Elyce D. Dilworth, Chief Executive
                                        Officer & Chief Financial Officer
                                        (principal executive officer & principal
                                        financial officer)